UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2010

FIBERTOWER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21091	52-1869023
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

185 Berry Street Suite 4800 San Francisco, California	94107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 659-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure

On October 27, 2010, FiberTower Corporation issued a press release announcing that it was granted an extension of time on the build-out deadline for 102 of its 24 GHz spectrum licenses through June 1, 2012 by the Federal Communications Commission.  A copy of that press release is furnished with this report as Exhibit 99.1, and is incorporated by reference in this Item 7.01, but is not incorporated by reference in Item 8.01 below.

Item 8.01               Other Events.

FiberTower Corporation was granted an extension of time on the build-out deadline for 102 of its 24 GHz spectrum licenses through June 1, 2012 by the Federal Communications Commission (FCC).  These 102 licenses currently expire on February 1, 2011, and in light of the FCC’s extension grant, FiberTower plans to file renewal applications in mid-January 2011 referencing the build-out extension.  FiberTower also has one additional 24 GHz license that does not expire until 2015.

Previously, FiberTower’s 39 GHz licenses with 2007 build-out deadlines and license expiration dates went through a similar process.  First, the FCC extended the build-out deadline for these 39 GHz licenses until June 1, 2012.  Then the licenses received ten-year renewals expiring in 2017 for licenses deemed constructed or contingent upon meeting construction requirements.  Other 39 GHz licenses with 2010 expiration dates also received build-out extensions until June 1, 2012, and their license renewal applications remain pending at the FCC.

Forward Looking Statements

This report may include “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, or SEC, in its rules, regulations and releases.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including statements regarding, among other things, our financial and business prospects, anticipated customer growth, and expansion plans.  There are many risks, uncertainties and other factors that can prevent the achievement of goals or cause results to differ materially from those expressed or implied by these forward-looking statements including, among other things, those risk factors described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated October 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERTOWER CORPORATION

Date: October 27, 2010	By:	/s/ Thomas A. Scott
	Name:	Thomas A. Scott
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 27, 2010.